SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2004

LEHMAN ABS CORPORATION

_________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	333-108503	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue

New York, New York 10019

_______________________________________________________________________

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Item 5.

OTHER EVENTS

Filing of Forms

On May 18, 2004, LEHMAN ABS CORPORATION (the “Company”) is filing forms of a Trust Agreement, a Transfer and Servicing Agreement, an Indenture and a Mortgage Loan Sale and Assignment Agreement.  The form of Trust Agreement is annexed hereto as Exhibit 4.9.  The form of Transfer and Servicing Agreement is annexed hereto as Exhibit 4.10.  The form of Indenture is annexed hereto as Exhibit 4.11.  The form of Mortgage Loan Sale and Assignment Agreement is annexed hereto as Exhibit 4.12.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Information and Exhibits

(a)

Financial Statements of business acquired.

Not applicable.

(b)

Pro Forma financial information.

Not applicable.

(c)

Exhibit No.

Description

4.9

Form of Trust Agreement

4.10

Form of Transfer and Servicing Agreement

4.11

Form of Indenture

4.12

Form of Mortgage Loan Sale and Assignment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:       /s/ Matthew Lewis

Name:

Matthew Lewis

Title:

Senior Vice President

Dated: May 18, 2004

Exhibit Index

Exhibit            Description

4.9

Form of Trust Agreement

4.10

Form of Transfer and Servicing Agreement

4.11

Form of Indenture

4.12

Form of Mortgage Loan Sale and Assignment
Agreement